UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2011

Forest Laboratories, Inc.
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5438	11-1798614
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Third Avenue, New York, New York		10022-4731
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(212) 421- 7850

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[x]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On February 22, 2011, Forest Laboratories, Inc. (“Forest”) and Clinical Data, Inc. (“CLDA”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 22, 2011, by and among FL Holdings CV, an entity organized under the laws of the Netherlands and a wholly owned subsidiary of Forest (“Parent”), Magnolia Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent, Forest and CLDA.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The transcript of an investor call held on February 22, 2011 regarding the announcement of the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Notice to Investors

The planned tender offer described in the exhibits attached hereto has not yet commenced.  The description contained in the exhibits attached hereto is not an offer to buy or the solicitation of an offer to sell securities.  At the time the planned tender offer is commenced, Forest (or a wholly owned subsidiary of Forest) will file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”), and CLDA will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned tender offer.  The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned tender offer.  Those materials will be made available to CLDA’s stockholders at no expense to them.  In addition, all of those materials (and all other tender offer documents filed with the SEC) will be made available at no charge on the SEC's website:www.sec.gov.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger, CLDA will file a proxy statement with the SEC.  Additionally, CLDA would file other relevant materials with the SEC in connection with the proposed acquisition of CLDA by Forest pursuant to the terms of the Merger Agreement.  The materials to be filed by CLDA with the SEC may be obtained free of charge at the SEC web site at www.sec.gov.  Investors and stockholders also may obtain free copies of the proxy statement from CLDA by contacting CLDA Investor Relations at ir@clda.com.  Investors and security holders of CLDA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated February 22, 2011

99.2	Transcript of Investor Call Regarding Announcement of Merger Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2011
Forest Laboratories, Inc. (Registrant)

Francis I. Perier, Jr. Executive Vice President – Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 22, 2011.

99.2	Transcript of Investor Call Regarding Announcement of Merger Agreement